Third Quarter 2023 Earnings Presentation November 9, 2023 EX-99.2

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy and future financial results. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," “pro-forma,” "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Steward transaction; the failure to realize anticipated benefits of the Steward transaction or to realize estimated pro forma results and underlying assumptions; the impact of COVID-19 or any variant thereof or any other pandemic or epidemic on the Company's business and results of operation; the Company’s ability to attract new patients; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under the agreements governing its indebtedness; the Company’s ability to address the material weaknesses in its internal control over financial reporting; the Company's ability to recruit and retain qualified team members and independent physicians; risks related to future acquisitions; the Company’s ability to develop and maintain proper and effective internal control over financial reporting; and the impact of any prior period developments. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this Presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation. Use of Non-GAAP Financial Information Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included in this Presentation. A reconciliation of projected 2023 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

CareMax is Driven by a Mission to Deliver Best-in-Class Care

Mission

To improve lives through kindness, compassion, and better health.

Vision

Transforming care to end disparity and create a sustainable healthcare system.

Who We Are

A value-based care delivery system that utilizes a technology-enabled platform and multi-specialty, *whole person health model to deliver comprehensive, preventative and coordinated care for our members.*

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CareMax Medical Centers[1]

~273K

Total Members[2]

~107K

Medicare Advantage Members

10

States[1]

5-Stars

CMS Quality Rating[3]

CareMax

[1] CareMax medical centers and number of states as of October 31, 2023.
[2] Membership as of September 30, 2023.
[3] Centers for Medicare & Medicaid Services 2022 Star rating across CareMax centers as of year-end 2022.

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Third Quarter 2023 Update Total membership of 273,000, up 194% year-over year Medicare Advantage membership of 107,000, up 171% year-over-year Revenue of $201.8 million, up 28% year-over-year Net loss of $103.1 million, including $80.0 million of non-cash goodwill impairment, compared to net loss of $22.1 million for 3Q22 Adjusted EBITDA of $2.1 million, compared to $4.4 million for 3Q221 Platform Contribution of $21.1 million, compared to $20.6 million for 3Q221 Medical Expense Ratio of 88.0%, compared to 75.2% for 3Q222 Ending cash of $32.3 million, $60.0 million of undrawn capacity on delayed draw term loan 1 Adjusted EBITDA and Platform Contribution are non-GAAP metrics. For a reconciliation to the closest GAAP numbers, see the supplement to this presentation. Beginning with the three months ended June 30, 2023, for all periods presented, the Company has updated its calculation of the reconciliation of Adjusted EBITDA on a retrospective basis to no longer add back certain compensation costs for stay-on bonuses and duplicative salaries previously included within the Business Combination integration costs. 2 Medical Expense Ratio equals external provider costs divided by Medicare and Medicaid risk-based revenues.

Membership Breakdown Total Membership 273,000 Lives ~107,000 Medicare Advantage Full-Risk 35% Other VBC1 64% ~28,500 Medicaid Other VBC1 96% ~38,000 Commercial Full-Risk 90% Other VBC1 10% ~99,500 MSSP & ACO REACH MSSP 92% ACO REACH 8% Note: As of September 30, 2023. 1 Other VBC includes Partial-Risk, Gain Share and Capitation-Only contracts.

Updating Financial Outlook for Full Year 2023

	FY 2023 Updated Guidance	FY 2023 Previous Guidance	FY 2022	YoY % growth
Year-End Medicare Advantage Membership	~110,000	110,000 to 120,000	93,500	~18%
Revenue	$750 million to $800 million	$750 million to $800 million	$631 million	19% to 27%
Adjusted EBITDA[1]	$15 million to $25 million	$25 million to $35 million	$19 million	(22%) to 31%
De novo pre-opening costs and post-opening losses[2]	$25 million	$25 million	$13 million	N/A

Note: Year over year growth may not compute due to rounding.

[1] Adjusted EBITDA is a non-GAAP number. For a reconciliation to the closest GAAP number, see supplement to this presentation. A reconciliation of projected 2023 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this Presentation, because without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this. Beginning with the three months ended June 30, 2023, for all periods presented, the Company has updated its calculation of the reconciliation of Adjusted EBITDA on a retrospective basis to no longer add back certain compensation costs for stay-on bonuses and duplicative salaries previously included within the Business Combination integration costs.

[2] De novo pre-opening costs represent (1) incremental payroll costs from employees specifically associated with the operational, contractual, physical, or regulatory infrastructure for de novo centers, prior to their opening; (2) legal costs directly associated with the de novo centers, incurred prior to their opening, which includes services such as execution of leases, health plan contracts and other agreements; (3) other expenses related to diligence, design, permitting, and other "soft costs" at new sites; and (4) rent and facility expenses prior to center opening. De novo post-opening losses include center-level operating losses recognized at a de novo center until the center breaks even, up to 18 months after opening, which consist of revenue, external provider costs and cost of care allocated for the de novo center.

CareMax
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Third Quarter 2023 Financial Supplement

Reconciliation to Platform Contribution and Calculation of Medical Expense Ratio 1 Gross profit reflects the reclassification of stock-based compensation expense previously included in corporate, general and administrative expenses, which decreased gross profit by $1.2 million for the three months ended September 30, 2022. 2 Other adjustments during the three months ended September 30, 2023, include $1.0 million of severance costs related to center staff. Reconciliation to Platform Contribution Calculation of Medical Expense Ratio

Reconciliation to Adjusted EBITDA1 Net Income (Loss) to Adjusted EBITDA Bridge 1 Beginning with the three months ended June 30, 2023, for all periods presented, the Company has updated its calculation of the reconciliation of Adjusted EBITDA on a retrospective basis to no longer add back certain compensation costs for stay-on bonuses and duplicative salaries previously included within the Business Combination integration costs. 2 Represents initial costs to set up public company processes, incremental compensation and vendor expenses identified as temporary or duplicative and expected to be rationalized in the short term, and legal and professional expenses outside of the ordinary course of business, which are being incurred as part of the Company’s efforts as it integrates the two privately held companies that were combined in the Business Combination. 3 Includes all costs recognized in acquisition related costs in our condensed consolidated statements of operations and incremental payroll compensation expense for employees directly associated with services to achieve synergies related to closed transactions. 4 Components of Other are presented on the following slides.

Non-GAAP Adjustments Detail a Represents consulting and legal costs directly associated with efforts related to integration of the two privately held companies that were combined in the Business Combination. b Represents primarily vendor expenses identified as temporary or duplicative and/or expenses outside the ordinary course of business and not necessary to run our business. C Includes payments to our third-party transaction advisory firm associated with transaction contracts, including the Steward transaction that closed in November 2022. Also, costs include legal and accounting fees directly associated with contemplated or closed transactions. d Includes incremental payroll compensation expense for employees directly associated with services to achieve synergies related to closed transactions. Components of Business Combination Integration Costs Components of Acquisition and Integration Related Costs Components of Other

Non-GAAP Financial Summary 1 Beginning with the three months ended June 30, 2023, for all periods presented, the Company has updated its calculation of the reconciliation of Adjusted EBITDA on a retrospective basis to no longer add back certain compensation costs for stay-on bonuses and duplicative salaries previously included within the Business Combination integration costs. Non-GAAP Income Statement

Financial Impact of Prior Period Developments 1 Reflects prior period developments in Medicare and Medicaid risk revenues related to prior quarters of 2023. 2 Reflects upward revision to accrued PY2023 MSSP and ACO REACH revenues based on favorable year-to-date data, partially offset by unfavorable prior year development of $2.2 million, based on final PY2022 settlement amounts. Impact of Select Prior Period Developments 3Q23 Adjusted EBITDA impacted by approximately $13.2 million of net unfavorable prior period developments related to prior quarters of 2023 1 2

Illustrative Underlying CareMax Centers Medical Expense Ratio

- YTD 3Q23 underlying CareMax centers Medical Expense Ratio was consistent with historical performance[1]


82.9% Reported MER
330bps
360bps
360bps
Impact of Select Prior Year Developments[2]
Impact of Total MSO Membership[3]
Impact of 2023 Benefit Cards
Estimated Underlying CareMax Centers MER
YTD 3Q23 Medical Expense Ratio

[1] Medical Expense Ratio equals external provider costs divided by Medicare and Medicaid risk-based revenues.
[2] Reflects the impacts of a retrospective update to historical 2022 membership at a Medicare MSO plan in the Space Coast of Florida, unseasonal respiratory illness utilization in the fourth quarter of 2022, and data migration issues at a single Medicaid health plan. See 2Q23 earnings presentation for detail.
[3] Reflects dilutive impact of full risk MSO membership on MER.

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Capitalization and Liquidity as of September 30, 2023 Diluted Share Count Net Debt (Cash) 1 Excludes unvested warrants as of September 30, 2023.  2 Warrants have a strike price of $11.50 per share and (other than the Related warrants) are subject to a $18.00 redemption cap. Warrants are currently out of the money based on CareMax’s closing share price as of November 8, 2023. 3 Represents contingent earnout shares related to Steward Acquisition following true-up. 4 Reflects all unvested and outstanding RSUs and PSUs as of September 30, 2023. PSUs are included at an assumed 100% payout. Excludes options as they are currently out of the money based on CareMax’s closing share price as of November 8, 2023. 5 Figures reflect principal amounts due as of September 30, 2023. 6 In October 2023, the Company paid off all outstanding indebtedness of $35.5 million due under its Loan and Security Agreement and the Loan and Security Agreement was terminated. 7 Consists of outstanding debt on financed fixed assets and health plan collaboration loans.

Q&A